1789 GROWTH AND INCOME FUND
SCHEDULE OF INVESTMENTS
July 31, 2025 (Unaudited)

COMMON STOCKS - 95.7%	Shares	Value
Communications - 3.8%
Advertising & Marketing - 3.8%
Interpublic Group of Companies, Inc. (The)	49,350	$ 1,214,010

Consumer Discretionary - 4.8%
Retail - Discretionary - 4.8%
Home Depot, Inc. (The)	4,175	1,534,354

Consumer Staples - 16.2%
Food - 10.2%
Ingredion, Inc.	13,600	1,788,944
Mondelez International, Inc. - Class A	22,425	1,450,673
		3,239,617
Retail - Consumer Staples - 6.0%
Kroger Company (The)	27,460	1,924,946

Financials - 19.6%
Banking - 7.6%
JPMorgan Chase & Company	8,100	2,399,544

Institutional Financial Services - 6.5%
CME Group, Inc.	7,450	2,073,186

Specialty Finance - 5.5%
Fidelity National Financial, Inc.	31,000	1,749,330

Health Care - 4.7%
Medical Equipment & Devices - 4.7%
Stryker Corporation	3,810	1,496,301

Industrials - 16.6%
Aerospace & Defense - 4.2%
Lockheed Martin Corporation	3,195	1,345,031

Commercial Support Services - 6.1%
Republic Services, Inc.	8,400	1,937,460

Transportation Equipment - 6.3%
Cummins, Inc.	5,400	1,985,148

1789 GROWTH AND INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 95.7% (Continued)	Shares	Value
Materials - 5.2%
Containers & Packaging - 5.2%
Packaging Corporation of America	8,500	$ 1,646,875

Technology - 19.7%
Semiconductors - 8.7%
Broadcom, Inc.	9,420	2,766,654

Software - 5.1%
Microsoft Corporation	3,000	1,600,500

Technology Services - 5.9%
Mastercard, Inc. - Class A	3,320	1,880,681

Utilities - 5.1%
Electric Utilities - 5.1%
NextEra Energy, Inc.	22,704	1,613,346

Total Common Stocks (Cost $17,813,429)		$ 30,406,983

MONEY MARKET FUNDS - 4.7%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 4.22% (a) (Cost $1,483,879)	1,483,879	$ 1,483,879

Total Investments at Value - 100.4% (Cost $19,297,308)		$ 31,890,862

Liabilities in Excess of Other Assets - (0.4%)		(126,071)

Net Assets - 100.0%		$ 31,764,791

(a)	The rate shown is the 7-day effective yield as of July 31, 2025.